Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                Date of Report February 23, 1999
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



  Delaware                    1-9874              94-2213782
(State of other          (Commission File        (IRS Employer
 jurisdiction of              Number)          Identification No.)
 incorporation)



 302 South 36th Street, Suite 400, Omaha, NE   68131
    (Address of principal executive offices)  Zip Code

Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

      On February 23, 1999, the Registrant announced that it has signed an agreement to sell 50% of its ownership interests in CE Generation LLC to an affiliate of El Paso Energy Corporation for an aggregate consideration of $259.6 million, subject to certain adjustments. A copy of the press release issued by CalEnergy is attached hereto as Exhibit 1 and is incorporated herein by reference.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities
Litigation  Reform Act of 1995 ("Reform Act").   Such  statements
are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrant and MidAmerican Energy Holdings Company and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such
expectations,   including  development   uncertainty,   operating
uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to
domestic   and  international  (and  in  particular,  Indonesian)
economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated
herein  by  reference, for a description of  such  factors.   The
Company assumes no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated February 23, 1999.

                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.



                           By: \s\ Douglas L. Anderson
                                   Douglas L. Anderson
                                   Assistant Secretary and
                                   Assistant General Counsel





Dated: February 23, 1999

FOR IMMEDIATE RELEASE

     CalEnergy Agrees to Sell 50% of its Ownership Interests in 14 Generating Facilities to El Paso Energy

     OMAHA, NEBRASKA, February 23, 1999 -- CalEnergy Company, Inc. ("CalEnergy" or the Company) (NYSE: CE; PCX; London) announced today that the Company has signed an agreement to sell 50% of its ownership interests in CE Generation LLC (CE Generation) (the holding company for 14 of CalEnergy's U.S. generating facilities) to an affiliate of El Paso Energy Corporation (NYSE: EPG) (El Paso Energy) for an aggregate consideration of $259.6 million, subject to certain adjustments. The price is comprised of $236.1 million in cash along with the assumption of 50% of CalEnergy's required project equity contributions totaling $23.5 million for the two CE Generation facilities currently in construction and 50% of CE Generation and project level debt. In addition, prior to closing the sale to El Paso Energy, CalEnergy expects to receive approximately $395 million in net proceeds from a $400 million debt issuance by CE Generation. The sale to El Paso Energy, which is not subject to financing, is scheduled to close on March 3, 1999.

     CE Generation, a Delaware limited liability company and wholly owned subsidiary of CalEnergy, was formed for the purpose of owning 100% of CalEnergy's interests in 12 U.S. power generation projects which are qualifying facilities (QFs) under PURPA and two additional generating facilities currently in construction at the Salton Sea. Collectively, the 14 power projects have a combined electric generating capacity of approximately 896 net megawatts and include ten geothermal projects near the Imperial Valley in southern California and four natural gas-fired cogeneration projects in New York, Pennsylvania, Texas and Arizona.

     CalEnergy is selling a 50% ownership interest in CE Generation in advance of the Company's proposed merger with MidAmerican Energy Holdings Company in order to comply with the Federal Energy Regulatory Commission's December 17, 1998 ruling to ensure the generating facilities which are QFs will maintain their status as qualifying facilities under federal regulatory requirements.

     "As we evaluated strategic business partners, El Paso Energy surfaced as a premier energy company already engaged in developing new alliances among energy providers," said David L. Sokol, Chairman of the Board and Chief Executive Officer of CalEnergy. "We believe this new business relationship will bring about many new opportunities for both companies."

     Mr. Sokol added, "We are very pleased that the aggregate net proceeds from our qualifying facility divestitures (including the sale of Coso and the receipt of CE Generation debt proceeds)


                             -more-

CalEnergy Company, Inc.
February 23, 1999
Page -2-

     exceeds $859 million and we retain 50% of our ownership interest in 14 U.S. generating facilities. Additionally, we now look forward to completing the pending MidAmerican Energy merger promptly."

     "The CE Generation assets are located in key locations around the U.S., making them an excellent fit in our overall plan to develop power generation capabilities along our coast-to-coast pipelines," according to Greg G. Jenkins, president of El Paso Energy Marketing Company. "Combining our fuel management, marketing and risk management capabilities with CE Generation's proven operational expertise creates a strong partnership that further enhances the value of these generating assets."

     CalEnergy Company, Inc. is a global energy company that manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.

     With over $10 billion in assets, El Paso Energy Corporation provides energy solutions through five business units: Tennessee Gas Pipeline Company, El Paso Natural Gas Company, El Paso Field Services Company, El Paso Energy Marketing Company and El Paso Energy International Company. The company owns the nation's only integrated coast-to-coast natural gas pipeline system and has operations in interstate natural gas transmission, gas gathering and processing, energy marketing, and international infrastructure development. Visit El Paso Energy's web site at www.epenergy.com.

Press Contacts:
CalEnergy Company, Inc                El Paso Energy Corporation

Craig Hammett - Senior Vice          Paula Delaney, Media Relations
  President & CFO 402-341-4500         713-420-6885
Patti McAtee - Director, Corp.       Bridget McEvoy, Investor Relations
  Communications  402-341-4500         713-420-5597
Kate Inverarity - Brunswick,
  Media Relations 212-333-3810